Commitments	12 Months Ended
Dec. 31, 2025
Notes to Consolidated Financial Statements [Abstract]
Commitments

Other disclosures

Note 24 | Commitments

	Principal portion and
	estimated interest
	Lease	Long-term	Purchase	Capital	Other
December 31, 2025	liabilities	debt	commitments	commitments	commitments	Total
Within 1 year	395	995	1,230	63	195	2,878
1 to 3 years	469	2,503	24	20	259	3,275
3 to 5 years	239	1,949	24	‐	109	2,321
Over 5 years	394	10,030	‐	‐	188	10,612
Total	1,497	15,477	1,278	83	751	19,086

Purchase commitments

In 2025, we completed a controlled shutdown of our Trinidad Nitrogen facility due to uncertainty with respect to port access and a lack of reliable and economic gas supply. The current natural gas contract has expired and negotiations for renewal are in progress.

In 2023, we also entered into natural gas pipeline transportation agreements at our Geismar plant, the latest of which expires in 2033 and accounts for approximately 85 percent of the expected natural gas requirements in Geismar.

The Carseland facility has a power cogeneration agreement expiring on December 31, 2026, which provides 60 megawatt-hours of power per hour. The price for the power is based on a fixed charge adjusted for inflation and a variable charge based on the cost of natural gas provided to the facility for power generation.

Agreements for the purchase of sulfur for use in production of phosphoric acid provide for specified purchase quantities and prices based on Green Markets Tampa Index price per long ton at the time of delivery, which expire in 2026 and 2027. Commitments included in the foregoing table are based on expected contract prices.

Other commitments

Other commitments consist principally of technology service contracts, managed services contracts, natural gas transportation and truck distribution contracts, various rail contracts, committed donations, the latest of which expires in 2028, and mineral lease commitments, the latest of which expires in 2044.